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                                                                   Exhibit 10.21

              FOURTH AMENDMENT TO REVOLVING LOAN AGREEMENT BETWEEN AMSOUTH BANK AND SURGICAL LASER TECHNOLOGIES DATED MAY 31, 2000

RESOLVED, that effective January 1, 2003, AmSouth Bank and Surgical Laser Technologies, Inc. hereby declare and certify by the signatures indicated below, that Article V, Section 5.14 shall be added to the Loan Agreement dated May 31, 2000, and as amended pursuant to a First Amendment dated as of February 20, 2002, by a Second Amendment dated as of June 27, 2002, and by a Third Amendment dated as of February 27, 2003, to read as follows:

"5.14.    GUARANTY OF PARENT COMPANY.

          The Borrower shall cause its parent company, PhotoMedex, Inc., to guarantee, in an instrument in a form reasonably equivalent to the guaranty attached hereto, the Borrower's performance under this Loan Agreement."

Accepted and Agreed as of this 27th day of February, 2003.


AmSouth Bank                                Surgical Laser Technologies, Inc.

By: /s/ Rhett D. Jordan                     By:/s/ Jeffrey O'Donnell
Rhett D. Jordan                             Jeffrey O'Donnell
Its Vice President                          Its President and CEO

                                            By: /s/ Dennis McGrath
                                            Dennis McGrath
                                            Its Chief Financial Officer

In assent herewith:                         PhotoMedex, Inc.

                                            By /s/ Jeffrey O'Donnell
                                            Jeffrey O'Donnell
                                            Its President and CEO

                                            By: /s/ Dennis McGrath
                                            Dennis McGrath
                                            Its Chief Financial Officer